================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                                  333-108195                         06-1442101
           --------                                  ----------                         ----------
(State or Other Jurisdiction                         (Commission                        (I.R.S. Employer
of Incorporation)                                    File Number)                       Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                               06830
         ----------------------                                               -----
(Address of Principal Executive Offices)                                    (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


================================================================================

Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Fremont Home Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2004, among the Registrant as depositor, Litton Loan Servicing LP as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates to be designated as the Series 2004-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable- and fixed-rate and first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         Exhibit No.                                        Description
         -----------                                        -----------
             99.1                   Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Fremont Home Loan Trust 2004-1, Asset-Backed
                                    Certificates, Series 2004-1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 9, 2004

                                          FINANCIAL ASSET SECURITIES CORP.


                                          By: /s/ Frank Y. Skibo
                                              -------------------------
                                          Name:   Frank Y. Skibo
                                          Title:  Senior Vice President

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.1           Computational Materials (as defined in Item 5) that                            P
                       have been provided by Greenwich Capital Markets,
                       Inc. to certain prospective purchasers of Fremont
                       Home Loan Trust 2004-1, Asset-Backed Certificates,
                       Series 2004-1

                                  EXHIBIT 99.1

                                 FILED BY PAPER